Earnings Per Share	12 Months Ended
Jan. 31, 2023
Earnings Per Share [Abstract]
Earnings Per Share

Note 16 - Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share (“EPS”) (number of shares in thousands):

	January 31,	January 31,	January 31,
Year Ended	2023	2022	2021

Net income for purposes of calculating basic and diluted earnings per share	102,236	86,282	52,100

Weighted average shares outstanding	84,791	84,591	84,360
Dilutive effect of employee stock options	455	482	358
Dilutive effect of restricted and performance share units	1,205	1,127	1,038
Weighted average common and common equivalent shares outstanding	86,451	86,200	85,756
Earnings per share
Basic	1.21	1.02	0.62
Diluted	1.18	1.00	0.61

For the years ended January 31, 2023, 2022 and 2021, the application of the treasury stock method excluded 589,658, 267,236 and 1,750 stock options, respectively, from the calculation of diluted EPS as the assumed proceeds from the unrecognized stock-based compensation expense of such stock options that are attributed to future service periods made such stock options anti-dilutive.

For the years ended January 31, 2023, 2022 and 2021, 1,315, 1,000 and 71,161 stock options, respectively, were excluded from the calculation of diluted EPS as those options had an exercise price greater than or equal to the average market value of our common shares during the applicable periods and their inclusion would have been anti-dilutive.

Additionally, for the years ended January 31, 2023, 2022 and 2021, the application of the treasury stock method excluded PSUs and RSUs of nil, nil and 43,002, respectively, from the calculation of diluted EPS as the unrecognized stock-based compensation expense of such PSUs and RSUs that are attributed to future service periods made such PSUs and RSUs anti-dilutive.